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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) April 1, 1998
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                         Nu-Wave Health Products, Inc.
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             (Exact name of registrant as specified in its charter)


         Florida                             0-23031            34-1711778
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(State or other jurisdiction of           (File Number)      (I.R.S. Employer
incorporation)                                               identification No.)

5905-A Hampton Oaks Parkway
Tampa, Florida                                                     33610
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(Address of principal executive                                  (Zip Code)
offices)

Registrant's telephone number, including area code              813-628-0804
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                                Direct Rx, Inc.
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         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

         A.  MERGER, CHANGE OF DOMICILE AND CHANGE OF NAME OF COMPANY

It was determined by Management that it would be in the best interest of the Company to change the domicile of or reincorporate the Company to the State of Florida, where its executive offices are now located and a substantial portion of its business is now located, through its wholly-owned subsidiary. Nu-Wave Health Products, Inc., a Florida corporation ("Nu-Wave"). As of March 31, 1997, for the eighteen months then ended, of the $1,271,173 in consolidated revenues, $829,152 or over 65% were attributable to the Florida operations through Nu-Wave. Similarly, for the three months ended June 30, 1997, of the $422,125 in consolidated revenues, $393,448 or over 93% were attributable to the Florida operations. In addition, all of the Directors and Officers of the Company now reside in Florida. It was further determined to consolidate the operations of the Direct Rx and Nu-Wave and to change the name of the Company to Nu-Wave Health Products, Inc., which has significant name recognition with the Company's market. The above has been accomplished through two merger transactions approved by the various Boards of Directors and Management as controlling shareholders of the Company.

First, a new wholly-owned subsidiary of the Company was formed as a Florida corporation under the name of Direct Rx Healthcare, Inc. ("Direct
Healthcare"). The Company was then merged into Direct Healthcare, with Direct Healthcare as the surviving corporation.

Next Nu-Wave, the already existing subsidiary of the Company, was merged into Direct Healthcare, with Direct Healthcare as the surviving corporation, and its Articles of Incorporation were amended to change the name of the corporation to Nu-Wave Health Products, Inc. (hereinafter referred to as the "Company").
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As a result of the foregoing, the Company and its operations as of April 1,
1998, are operating as one Florida corporation under the new name of Nu-Wave Health Products, Inc. and its executive offices will continue to be located at 5905-A Hampton Oaks Parkway, Tampa, Florida 33610, telephone number (813) 628-0804.

The Directors of the Company are the same as the former Directors of Direct Rx, Inc. and are as follows:

         Jugal Taneja
         Dr. Kotha S. Sekharam
         Martin A. Traber


The officers of the Company are the same as the former Officers of Direct Rx, Inc. and are as follows:

         Jugal Taneja - Chairman of the Board and Secretary
         Dr. Kotha S. Sekharam - President and Treasurer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         Nu-Wave Health Products, Inc.
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Date     April 10, 1998
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By    Kotha S. Sekharam /s/
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      President